ITW Conference Call

First Quarter

2006

Exhibit 99.2

ITW
Agenda

1.

Introduction……………………..John Brooklier

2.

Financial Overview……………...Ron Kropp

3.

Manufacturing Segments……… John Brooklier

4.

Forecast 2006………………….… Ron Kropp

4.

Q & A………………......…………John Brooklier/Ron Kropp

ITW
Forward - Looking Statements

This conference call contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions, base revenue growth, earnings growth, operating income, tax rates, use of free cash and potential acquisitions for the 2006 full year and the Company’s related forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated.  Important risks that may influence future results include (1) a downturn in the construction, automotive, general industrial, food institutional and retail, or real estate markets, (2) deterioration in global and domestic business and economic conditions, particularly in North America, the European Community, Asia and Australia, (3) the unfavorable impact of foreign currency fluctuations and costs of raw materials, (4) an interruption in, or reduction in, introducing new products into the Company’s product lines, (5) an unfavorable environment for making acquisitions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates, and (6) unfavorable tax law changes and tax authority rulings.  The risks covered here are not all inclusive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Conference Call Playback

Replay number: 402-220-9685

No pass code necessary

Telephone replay available through midnight of May
5, 2006

Webcast / PowerPoint replay available at itw.com
website

ITW
Quarterly Highlights

2005

2006

Q1

Q1

Amount

%

Operating Revenues

3,051.9

3,297.0

245.1

8.0%

Operating Income

458.7

540.0

81.3

17.7%

% of Revenues

15.0%

16.4%

1.4%

Net Income

Income Amount

312.3

366.5

54.2

17.4%

Income Per Share-Diluted

1.06

1.29

0.23

21.7%

Average Invested Capital

8,247.2

8,594.6

(347.4)

-4.2%

Return on Average Invested Capital

15.0%

17.3%

2.3%

Free Operating Cash Flow

238.9

320.7

81.8

34.2%

F(U) Last Year

ITW
Quarterly Operating Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Manufacturing Business

Operating Leverage

6.1%

16.2%

1.4%

Nonvolume-related

-

2.2%

0.3%

Total

6.1%

18.4%

1.7%

Acquisitions / Divestitures

5.3%

1.9%

-0.5%

Translation

-2.6%

-2.0%

0.1%

Impairment

-

-0.2%

-

Restructuring

-

-0.4%

-

Intercompany

-0.8%

-

0.1%

Total

8.0%

17.7%

1.4%

% F(U) Prior Year

ITW
Non Operating & Taxes

Operating Income

458.7

540.0

81.3

17.7%

Interest Expense

(20.2)

(18.9)

1.3

Investment Income

20.9

10.2

(10.7)

Other Income(Expense)

3.2

(0.1)

(3.3)

Net Income-P/T

462.6

531.2

68.6

14.8%

Income Taxes

150.3

164.7

(14.4)

% to Pre Tax Income

32.5%

31.0%

1.5%

Net Income-A/T

312.3

366.5

54.2

17.4%

ITW
Invested Capital

3/31/05

12/31/05

3/31/06

Trade Receivables

2,132.5

2,098.3

2,191.7

Days Sales Outstanding

62.9

58.1

59.8

Inventories

1,361.4

1,203.1

1,279.1

Months on Hand

2.0

1.7

1.8

Other Current Assets

309.4

439.8

426.8

Accounts Payable & Accruals

(1,585.3)

(1,747.8)

(1,715.1)

Operating Working Capital

2,218.0

1,993.4

2,182.5

% to Revenue(Prior 4 Qtrs.)

19%

16%

17%

Net Plant & Equipment

1,875.2

1,807.1

1,843.2

Investments

981.0

896.5

890.2

Goodwill and Intangibles

3,336.2

3,678.9

3,956.0

Other, net

(0.8)

11.8

(70.5)

Invested Capital

8,409.6

8,387.7

8,801.4

ITW
Debt & Equity

3/31/05

12/31/05

3/31/06

Total Capital

Short Term Debt

786.0

252.9

230.8

Long Term Debt

967.8

958.3

959.9

Total Debt

1,753.8

1,211.2

1,190.7

Stockholders' Equity

7,708.7

7,546.9

8,065.2

Total Capital

9,462.5

8,758.1

9,255.9

Less:

Cash

(1,052.9)

(370.4)

(454.5)

Net Debt & Equity

8,409.6

8,387.7

8,801.4

Debt to Total Capital

19%

14%

13%

ITW
Cash Flow

2005

2006

Q1

Q1

Net Income

312.3

366.5

Adjust for Non-Cash Items

186.0

120.5

Changes in Operating Assets & Liabilities

(195.4)

(98.0)

Net Cash From Operating Activities

302.9

389.0

Additions to Plant & Equipment

(64.0)

(68.3)

Free Operating Cash Flow

238.9

320.7

Stock Repurchase

(189.7)

-

Acquisitions

(188.4)

(199.0)

Purchase of Investments

(70.7)

(2.1)

Dividends

(81.7)

(92.6)

Debt

630.8

(23.1)

Proceeds from Investments

15.4

12.3

Other

31.0

67.9

Net Cash Increase

385.6

84.1

ITW
Return on Average Invested Capital

2005

2006

F(U)

Current Quarter

Q1

Q1

Prior Yr.

Operating Income after Taxes

309.6

372.6

63.0

Operating Margins

10.1%

11.3%

1.2%

Average Invested Capital

8,247.2

8,594.6

(347.4)

Capital Turnover

1.48

1.53

0.05

Return on Average Invested Capital

15.0%

17.3%

2.3%

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Annual Revenues Acquired

151

36

105

292

353

-

-

-

Purchase Price

Cash Paid

188

12

113

314

199

-

-

-

Stock Issued

-

-

-

-

163

-

-

-

Total

188

12

113

314

362

-

-

-

Number of Acquisitions

North America

Engineered Products

1

1

5

4

2

-

-

-

Specialty Systems

1

-

3

1

2

-

-

-

International

Engineered Products

-

1

-

-

4

-

-

-

Specialty Systems

1

1

3

-

3

-

-

-

Total

3

3

11

5

11

-

-

-

2005

2006

Key Economic Data

March ’06 ISM Index: reasonably strong at 55.2%;
March ’06 new order index at 58.4%

US Industrial Production (ex. Tech.): +3.7% in
March ’06 compared to +2.4% in December ’05

Weaker fundamentals in Europe

EuroZone industrial production: +2.4%

UK industrial production: -1.4%

France industrial production: -0.6%

Euro-Zone ISM: 56.1% in March ’06

ITW
Engineered Products - North America

2005

2006

Q1

Q1

Amount

%

Operating Revenues

918.2

1,043.4

125.2

13.6%

Operating Income

144.4

176.8

32.4

22.5%

Operating Margins

15.7%

16.9%

1.2%

F(U) Last Year

Engineered Products - North America
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

6.6%

16.8%

1.5%

Nonvolume-related

-

-0.5%

-

Total

6.6%

16.3%

1.5%

Acquisitions / Divestitures

6.7%

4.4%

-0.4%

Translation

0.3%

0.5%

-

Impairment

-

-0.3%

-0.1%

Restructuring

-

1.6%

0.2%

Total

13.6%

22.5%

1.2%

% F(U) Prior Year

Engineered Products - North America
Key Points

Total construction: +8% for Q1 ’06

Wilsonart (high pressure laminate): base revenues +11% in Q1 ’06

            - largely due to new products introduced in the flooring and base laminate units

ITW construction (tools and fasteners) base revenues: +5% for Q1
’06

            - commercial: low double-digit growth in Q1 ’06

            - new housing: +7% in Q1 ’06

            - renovation: flat in Q1 ’06

Engineered Products - North America
Key Points

Auto base revenues: +2% for Q1 ’06

Big 3 build rates: +2% for Q1 ’06

GM: +6%

Ford: -3%

Chrysler: +4%

New domestics: +11%

Big 3 inventories: 80 days at 3-31-06

GM: 86 days

Ford: 77 days

Chrysler: 76 days

New domestics’ inventories: 55 days at 3-31-06

ITW Big 3 auto build forecast for 2006:

Down 2% to 4% for full year ’06

Industrial: base revenues +8% for Q1 ’06

Top performers: Minigrip/ZipPak, Polymers, Fluid Products

ITW
Engineered Products - International

2005

2006

Q1

Q1

Amount

%

Operating Revenues

647.8

626.9

(20.9)

-3.2%

Operating Income

84.5

75.8

(8.7)

-10.2%

Operating Margins

13.0%

12.1%

-0.9%

F(U) Last Year

Engineered Products - International
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

0.6%

1.9%

0.2%

Nonvolume-related

-

-1.7%

-0.2%

Total

0.6%

0.2%

0.0%

Acquisitions / Divestitures

3.0%

0.9%

-0.2%

Translation

-6.8%

-6.3%

-

Impairment

-

-1.9%

-0.3%

Restructuring

-

-3.1%

-0.4%

Total

-3.2%

-10.2%

-0.9%

% F(U) Prior Year

Engineered Products - International
Key Points

Construction base revenues: -1% in Q1 ’06

Europe: -1% (slowing in UK/Ireland)

Austral-Asia: -1% (commercial/retail weakness in Australia)

Wilsonart Intl.: -3% (weakness in China and the UK offset growth in Germany)

Automotive base revenues: +3% in Q1 ’06

Builds: +2% in Q1 ’06

Fiat: +27.9%; D/C: +7.9%; BMW: +4.5%; Ford Group: +2.7%; VW Group: +2.6%;
Citroen/Peugeot: -10.9%; GM Group:  -5.9%

ITW FY ’06 forecast: +2% to +3%

Industrial base revenues: +2% in Q1 ’06

Polymers: +5%; Electronic Component Packaging: +17%; Industrial Plastics: -3%

ITW
Specialty Systems - North America

2005

2006

Q1

Q1

Amount

%

Operating Revenues

1,005.9

1,138.4

132.5

13.2%

Operating Income

176.2

218.4

42.2

23.9%

Operating Margins

17.5%

19.2%

1.7%

F(U) Last Year

Specialty Systems - North America
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

9.6%

22.1%

2.0%

Nonvolume-related

-

1.7%

0.3%

Total

9.6%

23.8%

2.3%

Acquisitions / Divestitures

3.2%

0.5%

-0.5%

Translation

0.4%

0.5%

-

Impairment

-

0.8%

0.1%

Restructuring

-

-1.7%

-0.2%

Total

13.2%

23.9%

1.7%

% F(U) Prior Year

Specialty Systems - North America
Key Points

Welding base revenues: 22% growth in Q1 ’06 due
primarily to demand for replacement products and new
product introductions

Total Packaging: +6% base revenue growth in Q1 ’06

Signode packaging: +4% base revenue growth; strong
machinery sales

Other industrial packaging units (stretch/paper) grew
base revenues double-digit in the quarter

Food Equipment base revenues: 5% growth in Q1 ’06;
restaurant/institutional side of business prospers

Finishing: +12% base revenue growth in Q1 ’06

ITW
Specialty Systems - International

2005

2006

Q1

Q1

Amount

%

Operating Revenues

590.6

622.6

32.0

5.4%

Operating Income

53.7

68.9

15.2

28.4%

Operating Margins

9.1%

11.1%

2.0%

F(U) Last Year

Specialty Systems - International
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

4.4%

18.8%

1.2%

Nonvolume-related

-

15.7%

1.4%

Total

4.4%

34.5%

2.6%

Acquisitions / Divestitures

8.4%

1.4%

-0.8%

Translation

-7.4%

-10.0%

-0.1%

Impairment

-

-0.5%

-

Restructuring

-

3.0%

0.3%

Total

5.4%

28.4%

2.0%

% F(U) Prior Year

Specialty Systems - International
Key Points

Welding: base revenue +18% in Q1 ’06 due to stronger sales in
Asia

Total packaging: +3% in Q1 ’06

      -Signode industrial packaging declined 5% in Europe and

        grew 9% in Asia/Pacific

Food Equipment: base revenues +3% in Q1 ’06; most growth
emanating from  institutional demand in Europe

Finishing: base revenues grew 8% in Q1 ’06

ITW
2006 Forecast

Mid

Low

High

Point

2nd Quarter

Base Revenues

4.2%

6.2%

5.2%

Income Per Share-Diluted

$1.52

$1.58

$1.55

%F(U) 2005

18%

22%

20%

Full Year

Base Revenues

4.6%

6.0%

5.3%

Income Per Share-Diluted

$5.89

$6.07

$5.98

%F(U) 2005

13%

17%

15%

ITW 2006 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $800 million to $1.0
billion range.

Restructuring cost of $30 to $50 million.

No further impairment of goodwill/intangibles.

Nonoperating investment income of $50 to $60
million, which is lower than 2005 by $70 to $80
million.

Tax rate of 31.0% for the 2nd quarter and the full
year.

ITW Conference Call

 Q & A

First Quarter

2006